UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
 (Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  April 30, 2017

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Semi-Annual Report
April 30, 2017
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some micro-cap companies.  However, micro-cap companies will only make up a small portion of the Fund’s portfolio.  Micro-cap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2017
(Unaudited)

From the Desk of Michael Corbett, President and CIO	2

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	4
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11

Perritt Ultra MicroCap Fund
From the Portfolio Managers	12
Performance	16
Ten Largest Common Stock Holdings	18
Allocation of Portfolio Investments	19

Perritt Low Priced Stock Fund
From the Portfolio Managers	20
Performance	22
Ten Largest Common Stock Holdings	24
Allocation of Portfolio Investments	25

Perritt Funds
Schedules of Investments	26
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	43
Expense Example	52
Advisory Agreement Renewal	54
Directors and Officers	58
Information	61

Perritt Funds, Inc.

From the Desk of Michael Corbett, President and CIO

Michael Corbett,
President and CIO

One of the most quoted, and often misunderstood quotes about investing comes from Sir John Templeton, an influential American-born British stock investor, who said: “The four most expensive words in the English language are, This time it’s different.”

Investors thought the stock market weakness in early 2016 signaled a recession.  Some worried that fear of a recession could cause a recession. Recessions are part of the economic cycle. While a stock market correction does create an opportunity to rebalance one’s investment portfolio, it is generally not a reason to suddenly panic and sell stocks. Stocks do tend to move in anticipation of changes in the economy, so you would think that if there is going to be a recession, you should sell some of your stocks. Yet stocks have performed well throughout recorded stock market history, which includes many recessions.

The question is, how does the current investor interpret and put the words of the pioneer of the mutual fund to good use? Let’s examine the words “time” and “different.”

Today, Sir John Templeton’s quote has at times taken on a reverse meaning, but the result is no less “expensive.”

The late 1980s and the 1990s were a “time” investors considered “different.” That difference could be summed up in four letters: TECH. Inventions no one could even have imagined a decade earlier created a means for global communication that we could carry in our pockets. This phenomenon was so different it even had its own version of a stock exchange called NASDAQ. Investors poured their money into this void. Then it collapsed, taking with it the fortunes of those who changed their portfolios to reflect the “times” by switching most of their investments into tech stocks only to see the NASDAQ drop 75 percent by 2002.

In the 2000s, another “time” when what was “different” could be summed up in seven letters: HOUSING, the investment that would always make you money. For some reason, housing caught fire and started creating millionaires faster than you could say “subprime mortgage.” Then it collapsed, taking with it the fortunes of those who, keeping pace with the “times,” had switched most of their investments into housing.

When investors become convinced a “time” is so different that long-standing investment principles–such as discipline and diversification–no longer apply, the result can be very expensive.

The big point is that things change; different forces are at work in any given time. For example, the current excitement is with F.A.N.G. stocks, which is an abbreviation for Facebook, Apple, Netflix and Google.  Without these four stocks, the S&P 500 Index and NASDAQ gains in the past few years would be significantly lower.  I am not predicting that these stocks will soon collapse, but to warn investors to not only bet on these investments because it is “different” this “time.”

Obviously, I would recommend that you don’t read too much into anyone’s quotes, but they can be great talking pieces.  The next page has more of my favorite quotes related to money.  Enjoy!

Perritt Funds, Inc.

Politics are crazy, the stock market is boring, How about some words about money?

“An investment in knowledge always pays the best interest.” – Ben Franklin

“We make a living by what we get, but we make a life by what we give.” – Winston Churchill

“In the short run, the market is a voting machine, but in the long run it is a weighing machine.” – Benjamin Graham,

“The art is not in making money, but in keeping it.” – Proverb

“In the long run, it’s not just how much money you make that will determine your future prosperity. It’s how much of that money you put to work by saving it and investing it.” – Peter Lynch

“I will tell you how to become rich. Be fearful when others are greedy. Be greedy when others are fearful.” – Warren Buffett

”Money is better than poverty, if only for financial reasons.” – Woody Allen

“A nickel ain’t worth a dime anymore.” – Yogi Berra

“If you want to have a better performance than the crowd, you must do things different from the crowd.” – Sir John Templeton

“In America, anyone can become president. That’s the problem.” – George Carlin

“The most powerful force in the universe is compound interest.” – Albert Einstein

“October: This is one of the peculiarly dangerous months to speculate in stocks. The others are July, January, September, April, November, May, March, June, December, August and February.” – Mark Twain

Past performance does not guarantee future results.

S&P 500 Index is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

NASDAQ is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market.

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett,	George Metrou,
Portfolio Manager	Portfolio Manager

The Perritt MicroCap Opportunities Fund posted a gain of 15.54% during the six-month period ended April 30, 2017, compared to the 18.36% gain for the Russell Microcap Index and +18.37% gain for the Russell 2000 Index.  The Fund’s longer-term performance results, as well as the benchmark’s performance, can be found later in this report.

The performance of small company stocks during the period neatly fits into two opposing chapters.  First, a massively enthusiastic rally, with nearly unprecedented positive price action, where investors boldly speculated on a brighter future.  Nearly immediately followed by a painfully slow, range bound, conviction-less market, in which investors began questioning the outcome of their speculations.

The common element driving both the manic and doubtful emotions of the market: Trump.  Without doubt, the U.S. presidential election had a greater impact on markets than any other political or macro event of the past few years.  Within hours of the final votes being tallied, the market realized that then President-elect Trump’s desire for corporate tax reform, fiscal stimulus, and regulatory relief could shape a potent pro-growth plan.  Markets quickly began to discount this prospect by sending equities higher and bonds lower.  In our view, this was a reasonable response.  If all of the pro-growth agenda were enacted exactly as hoped for, we believe corporate earnings for small companies could be 30-50% higher within a couple years.

Within the market, cyclical industries, domestically-oriented businesses, or many companies perceived as benefitting from Trump’s pro-growth plan saw substantial increases in their stock price.  This was a perfect recipe for microcap stocks. The market responded by sending the Russell Microcap Index up 18% in the first 30 days post-election.

However, even before the new administration was sworn in, investors started to doubt the ease of passing the complex legislation that the market gains assumed.  “Trump trades,” as they came to be known, began to reverse. After the massive one month rally, markets spent nearly the next 5 months trading in a narrow range of approximately 2.5%.

Fortunately, we now see that other pillars have emerged to support higher stock prices.  Global GDP growth is slowly increasing, U.S. economic indicators have remained firm, and corporate profit growth has resumed.  Bullish investors now point to this underlying fundamental improvement, rather than Trump based speculation.  This state of affairs, based on fundamentals, is far more welcome than one based purely on legislative speculation.

During the period, we maintained a fully invested posture.  We found opportunities to take profits during the large rally at the end of the calendar year, and redeploy the capital into new ideas where relative valuation was attractive and the business was well positioned to benefit from the current environment.  We began the period with 86 positions in the Fund, and ended the period with 85 positions.

Six new positions were added to the Fund during the period.  We added Aspen

Perritt MicroCap Opportunities Fund

Aerogels Inc. (ASPN), a provider of specialty materials to the energy and power generation sectors.  ASPN was relatively inexpensive, as it was trading below tangible book value, and has the potential to have good growth as their end markets recover.  Limbach Holdings, Inc. (LMB) was added through participating in a secondary offering.  Limbach is in the same HVAC service sector as a previously successful investment in Comfort Systems (FIX), and its valuation is much more attractive.  Northeast Bancorp (NBN) is a niche community bank which was trading at roughly tangible book value at time of purchase, far more attractive than its peer group, and has a business model that should deliver above average return on equity.  Ooma Inc. (OOMA) is a VOIP service provider we added to the Fund after observing a substantial discount between the company and peers. We believe Ooma has a substantial runway to leverage their financial performance as they continue to grow.  We added PFSweb, Inc., (PFSW) a service and consulting firm tied to the secular growth in e-commerce.  PFSW has traded at rich multiples for the past few years, but a short-term dislocation in their business allowed us the opportunity to acquire the stock at below market multiples.  Lastly, we added Primo Water Corp. (PRMW), the largest retail provider of purified water for the residential market.  We acquired Primo after a pullback in the stock which provided us with a market multiple for a company with enormous tailwinds.

During the period, we liquidated seven positions.  One position, Datalink Corp. (DTLK) was sold after receiving a valid buyout offer.  Three companies were sold after reaching our price targets:  Flexsteel Industries, Inc. (FLXS), John B. Sanfilippo & Sons, Inc. (JBSS), and UMH Properties, Inc. (UMH).  The remaining three positions removed from the portfolio were sold after a downgrade in our view of the price appreciation potential of the security or to rotate capital to higher conviction ideas.

As of April 30, 2017, the Fund’s portfolio was comprised of 85 common stocks.  The Fund’s 10 largest holdings and detailed descriptions can be found later in this report. Based on our earnings estimates, the Fund’s portfolio is trading at approximately 23.8 times 2017 earnings.  Stocks in the portfolio are priced at a median 1.1 times revenue and the median price to book value is 1.9x.  Lastly, the median market capitalization is approximately $295 million.

We are encouraged by the current composition of the portfolio.  The Fund’s companies have a median revenue growth rate of 4%, return on invested capital of 11%, free cash flow margin of 5%, and trade at 1.1x revenue.  This compares to revenue growth of 2%, return on invested capital of 4%, free cash flow margins of 3%, and a valuation of 1.9x revenue for the Russell Microcap Index.  The bottom line is that our portfolio has grown faster, is more profitable, has generated more cash, and is cheaper than the broader microcap market.  This should serve the Fund’s shareholders well in the future.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. We remain dedicated to investing in high quality micro-cap companies at attractive valuations. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our website at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

George Metrou
Portfolio Manager

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Return on Equity is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders’ equity.

Return on Invested Capital is a fundamental method of determining a company’s financial performance. It is used to measure how well a company is investing its capital.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Price to Book is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2017

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2017

Cumulative Total Returns*
Periods ended April 30, 2017 (Unaudited)

	Past	Past	Past	Past	Past	Past	Past
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	15.54%	26.13%	19.69%	75.68%	70.21%	296.03%	1071.86%

Russell 2000® Index	18.37%	25.63%	29.63%	83.84%	97.58%	235.06%	907.36%
(reflects no deduction
for fees and expenses)

Russell
Microcap® Index	18.36%	25.02%	23.73%	84.13%	68.75%	210.80%	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns*
Periods ended April 30, 2017 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	26.13%	6.18%	11.93%	5.46%	9.61%	10.35%

Russell 2000® Index	25.63%	9.03%	12.95%	7.05%	8.39%	9.68%
(reflects no deduction
for fees and expenses)

Russell Microcap® Index	25.02%	7.36%	12.99%	5.37%	7.85%	N/A
(reflects no deduction
for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the year ended October 31, 2016, as stated in the statutory prospectus, was 1.23%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Hudson Technologies Inc. (HDSN) provides innovative services to the recurring problems within the refrigeration industry.  Its products and services include refrigerant sales, refrigerant management services, reclamation of refrigerants and system decontamination to remove moisture, oils and other pollutants.

Century Casinos, Inc. (CNTY) operates as a casino entertainment company worldwide. The company develops and operates gaming establishments, as well as related lodging, restaurant, horse racing, and entertainment facilities.

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ‘light’ commercial automobile sector. This sector includes taxi cabs, nonemergency para-transit, limousine, livery, and business autos.

Systemax Inc. (SYX) operates as a direct marketer of brand name and private label products. Its Industrial Products Group segment sells a range of maintenance, repair, and operation products. Its EMEA Technology Products Group segment sells information and communication technology products and consumer electronics.

Addus HomeCare Corporation (ADUS) is a provider of home and community-based personal care services, which are provided primarily in the home, and is focused on the dual eligible (Medicare/Medicaid) population.  Addus provides these services on a long-term, continuous basis, with an average duration of over 20 months per consumer.

Global Brass and Copper Holdings, Inc. (BRSS) converts, fabricates, processes, and distributes specialized copper and brass; and rerolls and forms other alloys. Its products are used in the building and housing, automotive, electronics/electrical components, munitions, coinage, and industrial machinery and equipment markets.

Ooma Inc. (OOMA) offers a multi-user communications system and a service to generate new customer leads for small businesses. It also provides a communications solution designed to serve as the primary phone line in the home, and provides a wireless handset that supports various Ooma features.

Photronics, Inc. (PLAB) offers services across the full spectrum of integrated chip (IC) production and flat panel display (FPD) technologies by manufacturing photomasks using electron beam or optical (laser-based) systems.  The company primarily sells its products to prominent semiconductor and FPD manufacturers.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Zix Corporation (ZIXI) provides email encryption, data loss prevention, and Bring-Your-Own-Device security solutions to the healthcare, financial services, insurance, and government sectors. Zix offers programs that allow an enterprise to use policy-driven rules to determine email messages; a solution designed to deliver email based on preferences; a program that automatically encrypts and decrypts messages; an email-specific data loss prevention solution; and an email app, which provides access to corporate email while never allowing data to be stored.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2017

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund had a return of positive 11.51% for the first six months of fiscal year 2017.  This compares unfavorably to the positive 18.37% return for the Russell 2000 and the positive 18.36% return for the Russell Microcap Index.  The complete performance for the fund and its benchmarks can be found later in this report.

During the fiscal year the fund has seen its strongest performance from its investments in the healthcare & information technology spaces.  Some of the top performers from the healthcare sector include Auxilio, Inc., a provider of managed print services and cyber security to hospitals that was up 126% during the first six months and Cutera, Inc., a provider of various dermatological medical devices for treating skin ailments and tattoo removals.  We also saw strong performance from our holdings in Ultra Clean Technologies which returned 126% over the course of the first six months of the fiscal year.  Ultra Clean is a manufacturer of capital equipment for the semi-conductor chip manufacturing space.  Another strong performer in the information technology space was Asure Software.  Asure is a provider of cloud based software services to medium to large companies throughout the U.S. and Europe.  Asure was up 56% for the quarter and due to heavy weighting contributed a positive 1.1% to the Fund’s performance.  This company remains a high conviction investment and one of our largest holdings.

Since our annual report for the period ending October 31, 2016, the fund has sold out of 15 investments.  One of these, Empire Resources (ERS) was sold as a result of the company receiving a valid buyout offer.  Seven companies, John B. Sanfilippo & Son (JBSS), Pacific Premier Bank (PPBI), Intest Corp. (INTT), Nevada Gold & Casino (UWN), Ceragon Networks (CRNT), Crown Crafts Inc. (CRWS) and Ultralife Corp. (ULBI) were sold due to the companies reaching our valuation targets.  The remaining seven companies were eliminated due to weak results or material downgrades in the outlook for the company, as well as for tax efficiency purposes.  These companies were replaced with new additions that we believe will help contribute to the future performance of the Fund.  These include; Polar Power (POLA), a contractor that installs backup power systems for cell tower sites, PAR Technologies (PAR), a provider of subscription based point of sales systems and food safety systems to the food service industry, and the Meet Group (MEET) which is a social networking company.

As of April 30, 2017, the Fund holds the common stock of 85 companies which is lower than the 91 names we held at the time of our annual report, from October 31, 2016. We intend to keep the number of names in the portfolio around this number and continue with our strategy of concentrating on higher quality and higher conviction names.  Based on our earnings estimates, the Fund’s portfolio is trading at 14.7x forward earnings.  The median price to sales ratio is 1.18x, the median price to book ratio is 2.02x, the trailing 12 month P/E is 20.36x & the median market cap is

Perritt Ultra MicroCap Fund

approximately $90mm.  The Fund’s largest holdings and detailed descriptions can be found later in this report.

The Fund’s largest allocation mismatch to its benchmark is in the financial sector with the Fund maintaining an active weight of 8.5% versus 26.9% for the Russell Microcap Index.  This mismatch is largely in small-cap banks many of which are thinly traded and closely held community banks.  These institutions are purely exposed to the regional economy in which they operate.  We occasionally will own these firms if we think they are in a healthy geography. However, many small banks are in geographies we don’t necessarily want exposure.  At this time, we will remain underweight in this segment going forward due to our continued reliance on the valuation and stock picking criteria we have relied on for the past 28 years.  We also remain underweight in the healthcare sector as mentioned in past letters, but have closed that gap considerably in the past six months.  We continue to be overweight in both industrial and information technology names.

The Ultra MicroCap Fund tends to have investments that fly under the radar screen of most investors.  The microcap universe, particularly those stocks with market capitalizations below $100 million, are often ignored by investors for an extended period of time.  Therefore, the potential rewards can take longer to achieve, but can be swift.  As fellow shareholders, we are pleased with our performance relative to our index and remain focused on the long-term picture, both for the individual companies within the portfolio, as well as the portfolio as whole.  We remain confident that looking out at the long-term potential for our holdings based on sound fundamentals, rather than focusing on short-term fluctuations in the market is in the best interest of our shareholders.

We want to thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. Each member of our investment committee, as well as other employees have made continued investments in this Fund for over 10 years and remain shareholders alongside all of you. If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us at (800) 331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matthew Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.  The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2017

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	April 30, 2017

Cumulative Total Returns**
Periods ended April 30, 2017 (Unaudited)

	Past	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception
Perritt Ultra
MicroCap Fund	11.51%	21.41%	13.95%	72.36%	47.59%	150.14%

Russell 2000® Index	18.37%	25.63%	29.63%	83.84%	97.58%	204.98%
(reflects no deduction
for fees and expenses)

Russell Microcap® Index	18.36%	25.02%	23.73%	84.13%	68.75%	150.31%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2017 (Unaudited)

	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception
Perritt Ultra
MicroCap Fund	21.41%	4.45%	11.50%	3.97%	7.51%

Russell 2000® Index	25.63%	9.03%	12.95%	7.05%	9.20%
(reflects no deduction
for fees and expenses)

Russell Microcap Index	25.02%	7.36%	12.99%	5.37%	7.51%
(reflects no deduction
for fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the year ended October 31, 2016, as stated in the statutory prospectus, was 1.78%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.
**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Gencor Industries, Inc. (GENC) designs, manufactures, and sells machinery and related equipment used for the production of asphalt and highway construction materials.  The company’s products include asphalt plants, combustion systems, and fluid heat transfer systems, which are manufactured in two facilities in the United States.

Hudson Technologies Inc. (HDSN) provides innovative services to the recurring problems within the refrigeration industry.  Its products and services include refrigerant sales, refrigerant management services, reclamation of refrigerants and system decontamination to remove moisture, oils, and other pollutants.

Asure Software, Inc. (ASUR) offers solutions to help clients optimize and manage their mobile workforces and global workspaces. This includes asset management, room scheduling options, mobile time tracking, space utilization solutions, tablet-based and traditional time clocks, time and labor management software, and workplace business intelligence analytics.

Auxilio, Inc. (AUXO) provides outsourced document management and IT security consulting services primarily to the healthcare industry. It offers workflow solutions; and creates print management programs by managing the back-office processes of hospital clients. Auxilio also provides technical risk and penetration testing, process and procedure development, and risk management services.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Iteris, Inc. (ITI) is a provider of information solutions for both the traffic management and global agribusiness markets. The company operates through three segments: Roadway Sensors, Transportation Systems and Performance Analytics. Iteris provides various vehicle detection and information systems, products for traffic intersection control, incident detection, and roadway traffic data collection.

Rockwell Medical, Inc. (RMTI) offers products and services for the treatment of end-stage renal disease, chronic kidney disease, iron deficiency, secondary hyperparathyroidism, and hemodialysis. The company operates through the hemodialysis market segment, which involves the manufacture, sale and distribution of hemodialysis products to hemodialysis clinics, including pharmaceutical, dialysis concentrates, dialysis kits and other ancillary products used in the dialysis process.

AXT, Inc. (AXTI) is a developer and producer of compound and single element semiconductor substrates known as wafers, which are made from gallium and arsenic (GaAs). AXT manufactures its semiconductor substrates using its proprietary vertical gradient freeze technology.

MCBC Holdings, Inc. (MCFT) designs, manufactures, and markets recreational performance sport boats. Its boats are used for water skiing, wakeboarding, and wake surfing, as well as general recreational boating. It also offers various accessories, such as trailers and aftermarket parts.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Cutera, Inc. (CUTR) designs, develops, manufactures, markets, and services laser and other energy based aesthetics systems. It offers a laser system for tattoo removal, and treatment of benign pigmented lesions; hair removal solutions for various skin types; and a high-powered radio frequency platform for deep tissue heating.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2017

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Low Priced Stock Fund

Portfolio Managers’ Message

Michael Corbett,
Portfolio Manager

For the first six months of fiscal 2017, the Perritt Low Priced Stock Fund produced another solid performance relative to the benchmark Russell 2000 Index.  The Fund gained 19.02% for the six-month period ended April 30, 2017 versus the 18.37% gain for the Russell 2000 Index.  The Low Priced Stock Fund has now officially been around for more than three years.  More detailed performance results for the Fund for the past year and three years, as well as the results for the Russell 2000 Index can be viewed on page 23.

Most of our investments rose nicely during the past six months.  Of the 62 names owned, only 9 stocks declined in the past six months.  We sold 3 of those 9 stocks that declined in the past six months due to reporting poor operating results.  There were 7 stocks that climbed more than 50% each.  Some of those strong performers were Wabash National (WNC), which rose nearly 102%, and Kulicke and Soffa Industries (KLIC), which rose more than 68% during the past six months.  The interesting difference of these two investments is that WNC reported declining revenue and profits, but well above expectations, and KLIC reported impressive gains in revenue and profits, as well as above expectations.  While we are always looking for quality companies that are growing their businesses, we also put a great deal of value in how management teams communicate and manage investor expectations.

In terms of industry performance, the industrial segment was a big contributor to performance, up nearly 29%.  Information technology and healthcare were also strong contributors, up 23% and 29% respectively.  Our financial services industry exposure performed well, but underperformed the benchmark performance.  The financial services industry within the Russell 2000 Index was up more than 22% versus the Low Price’s financial service group of stocks was up a little more than 11%.

During the past six months, we sold 12 companies in the portfolio.  We sold 7 companies because they reached our price targets, and we believe valuations were too rich.  Another 3 companies were sold due to reporting disappointing operating results.  To increase the Fund’s average market capitalization, we also sold two companies because their market size was too small for the Fund.  With the proceeds of these sales, we purchased 14 new companies.  We added one energy company, 4 consumer discretionary companies, 3 industrial companies, 4 healthcare companies and two technology companies.  The net result of these changes is that our exposure to consumer discretionary and healthcare weights increased while our technology weight declined.  In addition, the Fund’s median market capitalization increased from $685 million to slightly above $1 billion.

As of April 30, 2017, the Fund’s portfolio contained the common stocks of 64 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 24.  Based on our earnings estimate, the Fund’s portfolio is trading at just above

Perritt Low Priced Stock Fund

18 times 2018 earnings.  The median price/revenues for the portfolio is roughly 1.6 times.  We are currently projecting that earnings growth for both 2017 and 2018 for our portfolio companies could be in the high teens.

The past six months have produced great rewards, but we have also had some challenges.  We are confident with our investment approach and discipline, which we believe will produce solid results in the future.  We are proud to maintain our relatively low expense ratio, keeping fees competitive relative to the market.  The Board of Directors and management have, once again, renewed the agreement to waive certain fees.  As a result, the Perritt Low Price Stock Fund expense ratio is still capped at 1.39%.

Thank you for entrusting your investment with us.  The Perritt Capital Management team continue to show their commitment to the Fund’s success with their own personal investment.  As a fellow shareholder, and the largest shareholder, it is my goal and commitment to the success of this fund.  If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us toll-free at (800) 331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
Portfolio Manager

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

The Russell 2000 Index consists of the smallest 2000 companies in a group of 3000 companies in the Russell 3000 as ranked by market cap.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress. The Low Priced Stock Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities.

The semi-annual report must be preceded or accompanied by a prospectus.  One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt Low Priced Stock Fund

Performance* (Unaudited)	April 30, 2017

Perritt Low Priced Stock Fund** versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 29, 2012) of the Fund’s predecessor account through April 30, 2017.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

**
June 29, 2012 is the inception date of the Fund’s predecessor account.  The Fund commenced operations on February 28, 2014.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor account.

Perritt Low Priced Stock Fund

Performance* (Unaudited) (Continued)	April 30, 2017

Cumulative Total Returns**
Periods ended April 30, 2017 (Unaudited)

	Past	Past	Past	Since
	6 Months	1 Year	3 Years*	Inception
Perritt Low Priced Stock Fund	19.02%	21.52%	28.97%	97.46%

Russell 2000® Index	18.37%	25.63%	29.63%	87.51%
(reflects no deduction for fees and expenses)

Russell Microcap® Index	18.36%	25.02%	23.73%	85.16%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2017 (Unaudited)

	Past	Past	Since
	1 Year	3 Years*	Inception
Perritt Low Priced Stock Fund	21.52%	8.85%	15.12%

Russell 2000® Index	25.63%	9.03%	13.89%
(reflects no deduction for fees and expenses)

Russell Microcap® Index	25.02%	7.36%	13.59%
(reflects no deduction for fees and expenses)

The Perritt Low Priced Stock Fund’s annualized net expense ratio, as stated in the statutory prospectus, dated October 31, 2016, was 1.40%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account.  Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor account transferred its assets to the Fund in exchange for the Fund’s shares.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor.  In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject.  Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Internal Revenue Code, its investment performance may have been adversely affected.  The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.  The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment advisor.

The since inception date is June 29, 2012, the date of inception of the Fund’s predecessor account.  The past performance of the Fund and its predecessor account (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

Orbotech LTD (ORBK) provides yield-enhancing and process-enabling solutions for printed circuit boards (PCBs), liquid crystal displays (LCDs), and semiconductor devices in North America and internationally.  It operates through three segments: Product Solutions for the Electronics Industry, Recognition Software, and Solar Energy.

Globus Medical, Inc. (GMED) is focused on developing products for patients with musculoskeletal disorders.  Globus operates in two categories; the Innovative Fusion category products include fusion products to treat spinal disorders for the entire spine.  The Disruptive Technologies category provides material improvements to fusion procedures, such as minimally invasive surgical techniques and motion preservation technologies.

Nova Measuring Instruments Ltd. (NVMI) designs, develops, produces, and sells process control systems used in the manufacture of semiconductors in Israel. The company offers in-line and x-ray stand-alone metrology systems, as well as integrated optical metrology systems that attach directly to wafer fabrication process equipment.

Gencor Industries, Inc. (GENC) designs, manufactures, and sells machinery and related equipment used for the production of asphalt and highway construction materials.  The company’s products include asphalt plants, combustion systems, and fluid heat transfer systems, which are manufactured in two facilities in the United States.

Investors Bancorp, Inc. (ISBC) operates as a holding company that provides various banking products and services for businesses and individuals in the United States.  It offers deposit products, such as savings, checking, and money market accounts, as well as certificates of deposit.

Ferro Corporation (FOE) produces specialty materials in the United States and internationally.  It offers frits, porcelain, and other glass enamels, glazes, stains, decorating colors, pigments, inks, polishing materials, dielectrics, electronic glasses, and other specialty coatings. Its products are used in appliances, automobiles, building and renovation, electronics, household furnishings, industrial products, and packaging.

Nautilus, Inc. (NLS) is a consumer fitness products company that operates through two segments: The Direct segment offers products directly to consumers through television advertising, catalogs, and the Internet.  The Retail segment offers its products through a network of independent retail companies with stores and websites located in the United States and internationally.

Photronics, Inc. (PLAB) offers services across the full spectrum of integrated chip (IC) production and flat panel display (FPD) technologies by manufacturing photomasks using electron beam or optical (laser-based) systems.  The company primarily sells its products to prominent semiconductor and FPD manufacturers.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Builders FirstSource, Inc. (BLDR) manufactures and supplies building materials, manufactured components, and construction services to professional contractors, sub-contractors, and consumers in the United States. Its products include lumber and lumber sheet goods; windows, interior and exterior door units, as well as interior trims and custom products.

Kforce Inc. (KFRC) provides professional and technical specialty staffing services and solutions through three segments: Technology (Tech), Finance and Accounting (FA), and Government Solutions (GS). They serve clients in industries primarily in financial services, communications, insurance services, government sectors, and healthcare.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2017

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2017 (Unaudited)

Shares	COMMON STOCKS – 95.43%	Value

Aerospace & Defense – 0.93%
390,187	CPI Aerostructures,
	Inc.(a)	$2,419,160
		2,419,160

Auto Parts & Equipment – 4.28%
186,705	Miller Industries, Inc.	4,742,307
125,000	Motorcar Parts
	of America, Inc.
	(Acquired 9/10/12
	through 8/27/14,
	Cost $1,052,127)(a)(b)	3,790,000
10,500	Motorcar Parts
	of America, Inc.(a)	318,360
115,000	Stoneridge, Inc.(a)	2,255,150
		11,105,817

Building Materials – 4.46%
135,000	Global Brass & Copper
	Holdings, Inc.	4,812,750
396,934	Huttig Building
	Products, Inc.(a)	3,493,019
300,000	PGT Innovations, Inc.(a)	3,270,000
		11,575,769

Business Services – 5.76%
134,567	GP Strategies Corp.(a)	3,646,766
661,000	Innodata Isogen, Inc.(a)	1,388,100
83,492	PCM, Inc.(a)	2,103,998
365,813	PFSweb, Inc.(a)	2,677,751
388,314	Systemax, Inc.	5,141,277
		14,957,892

Chemical & Related Products – 5.01%
104,644	Aceto Corp.	1,658,607
27,413	KMG Chemicals, Inc.	1,440,553
204,165	Northern Technologies
	International Corp.(a)	3,174,766
417,238	OMNOVA
	Solutions, Inc.(a)	3,963,761
250,354	Trecora Resources(a)	2,766,412
		13,004,099

Commercial Banks – 6.56%
125,900	Bankwell Financial
	Group, Inc.	4,550,026
112,000	Berkshire Hills
	Bancorp, Inc.	4,200,000
110,000	TriState Capital
	Holdings, Inc.(a)	2,739,000
172,837	Triumph
	Bancorp, Inc.(a)	3,871,549
61,240	Veritex Holdings, Inc.(a)	1,649,806
		17,010,381

Commercial Services & Supplies – 0.91%
223,309	InnerWorkings, Inc.(a)	2,364,842
		2,364,842

Construction & Engineering – 4.51%
58,000	Comfort Systems
	USA, Inc.	2,128,600
889,832	Hill International,
	Inc.(a)	3,603,820
281,700	Limbach
	Holdings, Inc.(a)	3,566,322
90,000	Team, Inc.(a)	2,421,000
		11,719,742

Consumer Products – Manufacturing – 3.67%
296,623	Cherokee, Inc.(a)	2,550,958
114,000	Delta Apparel, Inc.(a)	1,998,420
96,326	Orchids Paper
	Products Co.	2,345,538
144,764	Superior Uniform
	Group, Inc.	2,640,495
		9,535,411

Consumer Services – 0.45%
98,370	Primo Water Corp.(a)	1,177,489
		1,177,489

Data Processing, Hosting
and Related Services – 1.84%
400,000	Ooma, Inc.(a)	4,780,000
		4,780,000

Electronic Equipment & Instruments – 0.91%
97,063	Bel Fuse, Inc. – Class B	2,348,925
		2,348,925

Energy & Related Services – 1.64%
229,654	Matrix Service Co.(a)	2,698,434
133,744	PHI, Inc.(a)	1,568,817
		4,267,251

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2017 (Unaudited)

Shares		Value

Financial Services – 6.82%
111,000	Cowen Group, Inc.(a)	$1,764,900
160,155	FBR & Co.	2,898,806
135,000	First Internet Bancorp	3,989,250
145,092	Hennessy Advisors, Inc.	2,468,015
53,124	Northeast Bancorp	889,827
115,821	Oppenheimer Holdings,
	Inc. – Class A	2,003,703
270,606	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,693,772
		17,708,273

Food – 3.02%
190,000	Crimson Wine
	Group Ltd.(a)	1,957,000
70,000	Farmer Brothers Co.(a)	2,485,000
245,000	Landec Corp.(a)	3,368,750
		7,810,750

Health Care Providers & Services – 0.97%
140,000	The Ensign Group, Inc.	2,513,000
		2,513,000

Industrial Goods – 4.85%
1,400,000	Hudson
	Technologies, Inc.(a)	9,940,000
140,000	Schnitzer Steel Industries,
	Inc. – Class A	2,646,000
		12,586,000

Insurance – 4.78%
418,397	Atlas Financial
	Holdings, Inc.(a)	5,418,241
90,000	EMC Insurance
	Group, Inc.	2,581,200
289,648	United Insurance
	Holdings Corp.	4,420,028
		12,419,469

Leisure – 2.31%
728,641	Century Casinos, Inc.(a)	5,996,715
		5,996,715

Machinery Manufacturing – 1.64%
102,600	Graham Corp.	2,264,382
32,110	Kadant, Inc.	1,995,637
		4,260,019

Medical Supplies & Services – 5.66%
145,383	Addus HomeCare
	Corp.(a)	4,935,753
35,820	Birner Dental Management
	Services, Inc.(a)	429,840
24,834	CryoLife, Inc.(a)	450,737
100,000	Exactech, Inc.(a)	2,965,000
374,000	Syneron Medical Ltd.(a)	4,095,300
96,771	Tactile Systems
	Technology, Inc.(a)	1,824,134
		14,700,764

Real Estate Investment Trust – 2.55%
250,000	City Office Real Estate
	Investment Trust, Inc.	3,137,500
115,000	Community Healthcare
	Trust, Inc.	2,842,800
50,000	Whitestone Real Estate
	Investment Trust	627,000
		6,607,300

Retail – 1.76%
175,000	Kirkland’s, Inc.(a)	2,058,000
89,360	Weyco Group, Inc.	2,498,506
		4,556,506

Semiconductor Related Products – 6.35%
590,167	AXT, Inc.(a)	3,983,627
215,347	DSP Group, Inc.(a)	2,681,070
161,111	PDF Solutions, Inc.(a)	3,064,331
415,000	Photronics, Inc.(a)	4,772,500
80,000	Rudolph
	Technologies, Inc.(a)	1,960,000
		16,461,528

Software – 4.28%
369,900	American Software,
	Inc. – Class A	4,057,803
2,006,629	iPass, Inc.(a)	2,488,220
842,493	Zix Corp.(a)	4,574,737
		11,120,760

Specialty Manufacturing – 5.64%
268,663	Aspen Aerogels, Inc.(a)	1,090,772
224,947	CECO
	Environmental Corp.	2,539,652
77,268	Core Molding
	Technologies, Inc.(a)	1,528,361
99,500	Federal Signal Corp.	1,553,195
169,691	KVH Industries, Inc.(a)	1,357,528

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2017 (Unaudited)

Shares		Value

Specialty Manufacturing (Continued)
297,969	LSI Industries, Inc.	$2,702,579
217,830	Manitex
	International, Inc.(a)	1,611,942
101,953	Sparton Corp.(a)	2,270,493
		14,654,522
Telecommunications – 2.55%
700,000	Ceragon
	Networks Ltd.(a)	2,331,000
552,000	PC-Tel, Inc.	4,272,480
		6,603,480
Transportation – 1.32%
568,891	Radiant Logistics, Inc.(a)	3,413,345
		3,413,345
	TOTAL COMMON
	STOCKS
	(Cost $169,596,227)	$247,679,209

Contracts	WARRANTS – 0.00%

Insurance – 0.00%
	Emergent Capital,
	Inc. Warrant;
38,106	Expiration: 10/06/2019,
	Exercise Price
	$10.75(a)(c)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

Shares	SHORT-TERM
	INVESTMENTS – 4.78%
12,410,068	Invesco Short Term
	Investments Government
	& Agency Portfolio –
	Class I, 0.67%(d)	$12,410,068
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $12,410,068)	$12,410,068
	Total Investments
	(Cost $182,006,295) –
	100.21%	$260,089,277
	Liabilities in
	Excess of Other
	Assets – (0.21)%	(552,006)
	TOTAL NET ASSETS –
	100.00%	$259,537,271

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $3,790,000 or 1.46% of the Fund’s net assets. This security is deemed to be liquid.

(c)
The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 or 0.00% of the Fund’s net assets. This security is classified as Level 2 and is deemed to be illiquid.

(d)	Variable rate security; the rate shown is the effective rate as of April 30, 2017.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2017 (Unaudited)

Shares	COMMON STOCKS – 96.66%	Value

Aerospace & Defense – 0.53%
50,000	CPI Aerostructures,
	Inc.(a)	$310,000
		310,000

Air Transport – 0.90%
53,077	AeroCentury Corp.(a)	522,808
		522,808

Auto Parts & Equipment – 1.89%
20,000	Supreme Industries,
	Inc. – Class A	400,800
60,000	Unique Fabricating, Inc.	696,600
		1,097,400

Business Services – 12.49%
250,001	Auxilio, Inc.(a)	1,375,004
50,000	BG Staffing, Inc.	780,000
244,300	DLH Holdings Corp.(a)	1,221,500
275,000	Information Services
	Group, Inc.(a)	866,250
205,500	Innodata Isogen, Inc.(a)	431,550
19,500	PCM, Inc.(a)	491,400
200,000	SITO Mobile Ltd.(a)	520,000
54,000	Transcat, Inc.(a)	658,800
125,000	USA Technologies, Inc.(a)	612,500
701,005	WidePoint Corp.(a)	308,442
		7,265,446

Chemical & Related Products – 1.82%
320,000	Flexible Solutions
	International, Inc.(a)	499,200
36,000	Northern Technologies
	International Corp.(a)	559,800
		1,059,000

Computer & Electronic
Product Manufacturing – 3.66%
170,000	Dynatronics Corp.(a)	501,500
347,600	Luna Innovations, Inc.(a)	535,304
83,348	PAR Technology Corp.(a)	712,626
803,521	Singing Machine Co.,
	Inc.(a)	385,690
		2,135,120

Computers & Electronics – 1.56%
77,000	Concurrent
	Computer Corp.	381,150
50,000	Napco Security
	Technologies, Inc.(a)	530,000
		911,150

Construction & Engineering – 5.05%
93,500	Gencor Industries, Inc.(a)	1,552,100
150,000	Hill International, Inc.(a)	607,500
20,000	NV5 Global, Inc.(a)	774,000
		2,933,600

Consumer Goods – 1.73%
60,000	MCBC Holdings, Inc.	1,005,000
		1,005,000

Consumer Products – Distributing – 2.03%
400,000	FitLife Brands, Inc.(a)	241,000
260,000	US Auto Parts
	Network, Inc.(a)	943,800
		1,184,800

Consumer Products – Manufacturing – 1.50%
47,070	Cherokee, Inc.(a)	404,802
45,000	Hardinge, Inc.	472,500
		877,302

Consumer Services – 3.67%
150,000	Meet Group, Inc.(a)	894,000
150,000	Xcel Brands, Inc.(a)	352,500
125,000	ZAGG, Inc.(a)	887,500
		2,134,000

Diversified Financials – 0.58%
26,440	Safeguard Scientifics,
	Inc.(a)	335,788
		335,788

Electronic Equipment & Instruments – 1.82%
200,000	Iteris, Inc.(a)	1,058,000
		1,058,000

Energy & Related Services – 3.07%
145,000	DHT Holdings, Inc.	694,550
119,206	Mitcham
	Industries, Inc.(a)	566,229
45,099	PHI, Inc.(a)	529,011
		1,789,790

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2017 (Unaudited)

Shares		Value

Financial Services – 5.49%
65,000	AMREP Corp.(a)	$390,650
25,000	First Internet Bancorp	738,750
36,000	Hennessy Advisors, Inc.	612,360
50,000	HopFed Bancorp, Inc.	737,500
52,500	Silvercrest Asset
	Management Group,
	Inc. – Class A	716,625
		3,195,885

Food – 0.58%
42,400	Willamette Valley
	Vineyards, Inc.(a)	339,200
		339,200

Health Care – 1.82%
122,917	Rockwell Medical
	Technologies, Inc.(a)	1,057,086
		1,057,086

Industrial Goods – 2.69%
219,900	Hudson Technologies,
	Inc.(a)	1,561,290
		1,561,290

Insurance – 3.06%
50,000	Atlas Financial
	Holdings, Inc.(a)	647,500
40,000	Kingstone
	Companies, Inc.	598,000
35,000	United Insurance
	Holdings Corp.	534,100
		1,779,600

Leisure – 3.02%
97,322	Century Casinos, Inc.(a)	800,960
1,550,000	Galaxy Gaming, Inc.(a)	953,250
		1,754,210

Medical Supplies & Services – 8.15%
25,000	Addus HomeCare
	Corp.(a)	848,750
3,500	Birner Dental Management
	Services, Inc.(a)	42,000
50,000	Cutera, Inc.(a)	977,500
400,000	First Choice Healthcare
	Solutions, Inc.(a)	640,000
498,001	Hooper Holmes, Inc.(a)	373,003
90,000	IntriCon Corp.(a)	801,000
70,000	MGC Diagnostics
	Corp.	602,000
110,100	Sensus
	Healthcare, Inc.(a)	453,612
		4,737,865

Motion Pictures – 1.41%
130,400	Ballantyne
	Strong, Inc.(a)	821,520
		821,520

Oil & Gas Services – 0.87%
400,000	Profire Energy, Inc.(a)	504,000
		504,000

Pharmaceuticals – 1.15%
123,514	ImmuCell Corp.(a)	668,211
		668,211

Professional, Scientific,
and Technical Services – 0.72%
140,000	Sigma Labs, Inc.(a)	418,600
		418,600

Real Estate Investment Trusts – 1.28%
150,000	Global Self
	Storage, Inc.	744,000
		744,000

Retail – 0.53%
250,000	Christopher &
	Banks Corp.(a)	307,500
		307,500

Semiconductor Related Products – 3.64%
154,000	AXT, Inc.(a)	1,039,500
40,000	DSP Group, Inc.(a)	498,000
30,000	Ultra Clean
	Holdings, Inc.(a)	577,200
		2,114,700

Software – 7.98%
128,800	ARI Network
	Services, Inc.(a)	674,912
150,000	Asure Software, Inc.(a)	1,549,500
80,878	BSQUARE Corp.(a)	424,609
111,841	Evolving Systems, Inc.	559,205
200,000	GlobalSCAPE, Inc.	810,000
500,000	iPass, Inc.(a)	620,000
		4,638,226

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2017 (Unaudited)

Shares		Value

Specialty Manufacturing – 11.17%
150,000	Aspen Aerogels, Inc.(a)	$609,000
93,500	CTI Industries Corp.(a)	556,325
187,835	Data I/O Corp. (a)	901,608
25,000	Hurco Companies, Inc.	725,000
30,149	Kewaunee
	Scientific Corp.	700,964
55,000	KVH Industries, Inc.(a)	440,000
100,000	Orbit International
	Corp.(a)	420,000
135,000	Pioneer Power
	Solutions, Inc.(a)	958,500
98,494	Polar Power, Inc.(a)	524,973
60,000	Tecnoglass, Inc.	649,800
		6,486,170

Telecommunications – 0.80%
660,000	Mobivity Holdings Corp.
	(Acquired 03/11/2014,
	Cost $660,000)(a)(b)(c)	462,000
		462,000
	TOTAL COMMON
	STOCKS
	(Cost $44,265,544)	$56,209,267

Contracts	WARRANTS – 0.19%

Medical Supplies & Services – 0.05%
	Sensus Healthcare, Inc.
50,000	Expiration: 07/25/2019,
	Exercise Price $6.75(a)	$31,000

Professional, Scientific,
and Technical Services – 0.14%
	Sigma Labs, Inc.
80,000	Expiration: 02/15/2022,
	Exercise Price $4.00(a)	80,000

Telecommunications – 0.00%
	Mobivity Holdings Corp.
165,000	Expiration: 03/11/2019,
	Exercise Price $1.20
	(Acquired 03/11/2014,
	Cost $0)(a)(b)(c)	0
	TOTAL WARRANTS
	(Cost $24,276)	$111,000

Shares	SHORT-TERM
	INVESTMENTS – 2.68%
1,555,883	Invesco Short Term
	Investments Government
	& Agency Portfolio –
	Class I, 0.67%(d)	$1,555,883
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $1,555,883)	$1,555,883
	Total Investments
	(Cost $45,845,703) –
	99.53%	$57,876,150
	Other Assets in Excess
	of Liabilities – 0.47%	274,697
	TOTAL NET ASSETS –
	100.00%	$58,150,847

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) or was acquired in a private placement and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The values of these securities totals $462,000 or 0.80% of the Fund’s net assets. These securities were classified as Level 2 and considered to be illiquid.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0 or 0.00% of the Fund’s Net Assets. This security was classified as Level 2 and is considered to be illiquid.

(d)	Variable rate security; the rate shown is the effective rate as of April 30, 2017.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	April 30, 2017 (Unaudited)

Shares	COMMON STOCKS – 95.49%	Value

Administrative and Support Services – 2.38%
7,100	Kforce, Inc.	$161,170
		161,170

Air Transportation – 3.71%
2,000	Hawaiian Holdings,
	Inc.(a)	108,600
6,500	JetBlue Airways
	Corp.(a)	141,895
		250,495

Auto Parts & Equipment – 2.73%
2,500	Miller Industries, Inc.	63,500
10,000	Modine
	Manufacturing Co.(a)	121,000
		184,500

Automobile Manufacturers – 1.40%
3,300	Winnebago
	Industries, Inc.	94,710
		94,710

Biotechnology – 2.19%
5,000	Innoviva, Inc.(a)	58,925
7,000	MiMedx Group, Inc.(a)	88,830
		147,755

Building Products – 4.41%
10,700	Builders
	FirstSource, Inc.(a)	171,307
4,200	USG Corp.(a)	127,260
		298,567

Business Services – 3.98%
2,200	Darling Ingredients,
	Inc.(a)	33,286
4,300	Graphic Packaging
	Holding Co.	58,394
23,000	Information Services
	Group, Inc.(a)	72,450
4,000	New Media Investment
	Group, Inc.	52,640
3,100	Steelcase, Inc.	52,855
		269,625

Chemical & Related Products – 1.64%
7,000	Aceto Corp.	110,950
		110,950

Commercial Banks – 2.53%
8,800	Hallmark Financial
	Services, Inc.(a)	92,488
2,900	Veritex Holdings, Inc.(a)	78,126
		170,614

Commercial Services & Supplies – 1.79%
3,100	ACCO Brands Corp.(a)	44,175
6,000	RPX Corp.(a)	77,040
		121,215

Communications Equipment – 1.07%
7,100	ClearOne, Inc.	72,420
		72,420

Computer and Electronic
Product Manufacturing – 1.70%
24,500	Digirad Corp.	115,150
		115,150

Computers & Electronics – 1.86%
10,000	Brocade Communications
	Systems, Inc.	125,700
		125,700

Construction & Engineering – 3.84%
11,900	Gencor
	Industries, Inc.(a)	197,540
3,100	IES Holdings, Inc.(a)	62,000
		259,540

Consumer Services – 2.13%
14,000	Meet Group, Inc.(a)	83,440
5,000	Primo Water Corp.(a)	59,850
		143,290

Credit Intermediation
and Related Activities – 6.57%
11,200	FNB Corp.	159,488
13,800	Investors Bancorp, Inc.	191,130
11,000	United Community
	Financial Corp.	93,940
		444,558

Electronic Equipment & Instruments – 4.93%
7,100	Orbotech Ltd.(a)	233,803
6,000	TTM
	Technologies, Inc.(a)	100,380
		334,183

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2017 (Unaudited)

Shares		Value

Energy & Related Services – 0.97%
10,000	McDermott International,
	Inc.(a)	$65,400
		65,400

Fabricated Metal Product Manufacturing – 2.28%
8,800	NCI Building
	Systems, Inc.(a)	154,000
		154,000

Financial Services – 0.81%
4,000	Janus Capital
	Group, Inc.	54,640
		54,640

Health Care – 1.27%
10,000	Rockwell
	Medical, Inc.(a)	86,000
		86,000

Health Care Equipment – 3.37%
7,500	Globus Medical, Inc.(a)	227,475
		227,475

Health Care Providers & Services – 1.22%
6,000	Select Medical
	Holdings Corp.(a)	82,500
		82,500

Household Durables – 1.14%
4,000	Lifetime Brands, Inc.	76,800
		76,800

Industrial Goods – 1.58%
15,000	Hudson
	Technologies, Inc.(a)	106,500
		106,500

Insurance – 1.56%
5,000	CNO Financial
	Group, Inc.	105,350
		105,350

IT Consulting – 1.03%
4,000	Perficient, Inc.(a)	69,680
		69,680

Leisure – 4.57%
5,800	Marine Products Corp.	69,368
9,700	Nautilus, Inc.(a)	176,540
4,000	Reading
	International, Inc.(a)	62,920
		308,828

Machinery Manufacturing – 2.97%
10,000	Nova Measuring
	Instruments Ltd.(a)	200,700
		200,700

Medical Supplies & Services – 3.14%
3,600	AMN Healthcare
	Services, Inc.(a)	147,060
6,000	Syneron Medical Ltd.(a)	65,700
		212,760

Pharmaceuticals – 1.67%
1,900	Cambrex Corp.(a)	112,765
		112,765

Real Estate Investment Trusts – 1.06%
5,500	Medical Properties
	Trust, Inc.	71,885
		71,885

Retail – 1.63%
5,000	1-800-Flowers.com,
	Inc.(a)	53,750
4,000	American Eagle
	Outfitters, Inc.	56,360
		110,110

Semiconductor Related Products – 6.25%
3,000	Entegris, Inc.(a)	74,400
3,600	Kulicke & Soffa
	Industries, Inc.(a)	80,352
12,000	Oclaro, Inc.(a)	96,120
14,900	Photronics, Inc.(a)	171,350
		422,222

Software – 2.68%
11,700	American Software, Inc.	128,349
9,700	Zix Corp.(a)	52,671
		181,020

Specialty Chemicals – 2.68%
10,100	Ferro Corp.(a)	180,992
		180,992

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2017 (Unaudited)

Shares		Value

Specialty Manufacturing – 3.14%
3,100	Fox Factory
	Holding Corp.(a)	$93,155
4,500	Mueller Water
	Products, Inc.	50,625
3,000	Wabash National
	Corp.	68,341
		212,121

Telecommunications – 0.53%
2,000	CalAmp Corp.(a)	35,880
		35,880

Utilities – 1.08%
7,800	Star Gas Partners L.P.	73,086
		73,086
	TOTAL COMMON
	STOCKS
	(Cost $5,200,020)	$6,455,156

	SHORT-TERM
	INVESTMENTS – 3.31%
223,455	Invesco Short Term
	Investments Government
	& Agency Portfolio –
	Class I, 0.67%(b)	$223,455
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $223,455)	$223,455
	Total Investments
	(Cost $5,423,475) –
	98.80%	$6,678,611
	Other Assets in Excess
	of Liabilities – 1.20%	81,214
	TOTAL NET ASSETS –
	100.00%	$6,759,825

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown is the effective rate as of April 30, 2017.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Assets:
Investments at value	$260,089,277	$57,876,150	$6,678,611
Receivable for investments sold	537,898	401,146	220,453
Dividends and interest receivable	25,956	13,573	1,153
Prepaid expenses	19,844	11,950	13,541
Receivable for fund shares issued	67,988	41,176	3,442
Total Assets	260,740,963	58,343,995	6,917,200

Liabilities:
Payable for investments purchased	—	31,356	143,600
Payable for fund shares purchased	898,963	49,713	—
Payable to Officers & directors	22,766	25,221	—
Payable to Advisor	211,336	60,995	640
Accrued expenses & other liabilities	70,627	25,863	13,135
Total Liabilities	1,203,692	193,148	157,375
Net Assets	$259,537,271	$58,150,847	$6,759,825

Net Assets Consist of:
Capital Stock	152,499,069	43,486,363	5,505,967
Accumulated net
investment gain (loss)	196,827	(244,826)	(31,272)
Accumulated undistributed net realized
income on investments sold	28,758,393	2,878,863	29,994
Net unrealized appreciation
on investments	78,082,982	12,030,447	1,255,136
Total Net Assets	$259,537,271	$58,150,847	$6,759,825
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	7,209,642	3,532,799	364,943
Net Assets	$259,537,271	$58,150,847	$6,759,825
Net asset value and
offering price per share	$36.00	$16.46	$18.52
Cost of Investments	$182,006,295	$45,845,703	$5,423,475

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Investment Income:
Dividend Income	$1,178,677	$250,441	$25,509
Interest income	27,710	6,126	744
Total investment income	1,206,387	256,567	26,253

Expenses:
Investment advisory fee	1,353,820	368,192	32,055
Shareholder servicing	98,065	33,940	11,222
Administration fee	63,983	14,049	3,613
Fund accounting expenses	43,519	10,506	2,533
Officer & directors’ fees & expenses	37,148	37,106	8,625
Professional fees	14,504	14,492	12,956
Federal & state registration fees	11,436	11,242	7,953
Printing & Mailing fees	14,905	5,547	2,637
Custodian fees	8,411	3,953	1,261
Other expense	11,785	2,366	3,147
Total expenses	1,657,576	501,393	86,002
Less contractual waiver	—	—	(32,820)
Less voluntary waiver	—	—	(8,625)
Total expenses net of waivers	1,657,576	501,393	44,557
Net investment loss	(451,189)	(244,826)	(18,304)

Realized and Unrealized
Gain on Investments:
Net realized gain on investments	28,805,070	2,884,193	189,255
Change in unrealized appreciation
on investments	11,006,092	3,521,997	961,078
Net realized and unrealized
gain on investments	39,811,162	6,406,190	1,150,333
Net increase in net assets
resulting from operations	$39,359,973	$6,161,364	$1,132,029

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
Operations:
Net investment income/(loss)	$(451,189)	$1,196,284
Net realized gain on investments	28,805,070	24,942,608
Net change in unrealized
appreciation/(depreciation) on investments	11,006,092	(13,260,520)
Net increase in net assets
resulting from operations	39,359,973	12,878,372
Dividends and Distributions to Shareholders:
Net realized gains	(24,942,672)	(6,027,092)
Total dividends and distributions	(24,942,672)	(6,027,092)
Capital Share Transactions:
Proceeds from shares issued	14,137,419	17,649,843
Reinvestment of distributions	23,888,906	5,597,737
Cost of shares redeemed	(55,179,333)	(140,602,491)
Redemption fees	5,367	3,662
Net decrease in net assets
from capital share transactions	(17,147,641)	(117,351,249)
Total Decrease in Net Assets	(2,730,340)	(110,499,969)
Net Assets
Beginning of the period	262,267,611	372,767,580
End of the period	$259,537,271	$262,267,611
Accumulated net investment income	$196,827	$648,016

Capital Share Transactions:
Shares sold	398,489	558,788
Shares issued on reinvestment of distributions	704,272	175,039
Shares redeemed	(1,565,326)	(4,525,350)
Net decrease from capital share transactions	(462,565)	(3,791,523)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
Operations:
Net investment income/(loss)	$(244,826)	$252,619
Net realized gain on investments	2,884,193	2,738,172
Net change in unrealized
appreciation/(depreciation) on investments	3,521,997	1,533,943
Net increase in net assets resulting from operations	6,161,364	4,524,734
Dividends and Distributions to Shareholders:
Net realized gains	(2,587,145)	(866,370)
Total dividends and distributions	(2,587,145)	(866,370)
Capital Share Transactions:
Proceeds from shares issued	6,929,481	6,812,555
Reinvestment of distributions	2,426,586	816,702
Cost of shares redeemed	(9,126,022)	(17,008,387)
Redemption fees	10,188	3,747
Net increase/(decrease) in net assets
from capital share transactions	240,233	(9,375,383)
Total Increase/(Decrease) in Net Assets	3,814,452	(5,717,019)
Net Assets
Beginning of the period	54,336,395	60,053,414
End of the period	$58,150,847	$54,336,395
Accumulated undistributed net investment loss	$(244,826)	$—

Capital Share Transactions:
Shares sold	426,109	474,399
Shares issued on reinvestment of distributions	157,162	58,336
Shares redeemed	(565,064)	(1,192,850)
Net increase/(decrease) from capital share transactions	18,207	(660,115)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Low Priced Stock Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
Operations:
Net investment loss	$(18,304)	$(14,667)
Net realized gain/(loss) on investments	189,255	(2,687)
Net change in unrealized appreciation on investments	961,078	85,475
Net increase in net assets resulting from operations	1,132,029	68,121
Capital Share Transactions:
Proceeds from shares issued	1,312,804	1,698,859
Cost of shares redeemed	(1,385,146)	(679,718)
Redemption fees	38	541
Net increase/(decrease) in net assets
from capital share transactions	(72,304)	1,019,682
Total Increase in Net Assets	1,059,725	1,087,803
Net Assets
Beginning of the period	5,700,100	4,612,297
End of the period	$6,759,825	$5,700,100
Accumulated net investment loss	$(31,272)	$(12,968)

Capital Share Transactions:
Shares Sold	77,055	112,864
Shares redeemed	(78,617)	(46,121)
Net increase/(decrease) from capital share transactions	(1,562)	66,743

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2017	2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$34.18	$32.52	$36.00	$37.38	$26.47	$23.43
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.06)	0.13	0.04	(0.18)	(0.06)	0.10
Net realized and unrealized
gain/(loss) on investments	5.17	2.06	(1.10)	2.29	11.21	2.94
Total from investment operations	5.11	2.19	(1.06)	2.11	11.15	3.04
Less dividends and distributions:
From net investment income	—	—	—	—	(0.24)	—
Distributions from net realized gains	(3.29)	(0.53)	(2.42)	(3.49)	—	—
Total dividends and distributions	(3.29)	(0.53)	(2.42)	(3.49)	(0.24)	—
Redemption fees[2,3]	—	—	—	—	—	—
Net asset value, end of period	$36.00	$34.18	$32.52	$36.00	$37.38	$26.47
Total return[1]	15.54%[5]	6.85%	(3.07)%	6.17%	42.46%	12.97%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$259,537	$262,268	$372,768	$462,716	$463,469	$308,241
Ratio of net expenses to
average net assets	1.22%[4]	1.23%	1.21%	1.19%	1.22%	1.26%
Ratio of net investment income/(loss)
to average net assets	(0.33%)[4]	0.41%	0.12%	(0.51%)	(0.20%)	0.38%
Portfolio turnover rate	7.3%[5]	6.2%	20.7%	29.1%	41.4%	14.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2017	2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$15.46	$14.39	$16.79	$16.23	$11.50	$10.90
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.07)	0.07	(0.06)	(0.19)	(0.15)	(0.06)
Net realized and unrealized
gain/(loss) on investments	1.80	1.22	(0.06)	1.12	4.88	0.66
Total from investment operations	1.73	1.29	(0.12)	0.93	4.73	0.60
Less dividends and distributions:
Distributions from net realized gains	(0.73)	(0.22)	(2.29)	(0.39)	—	—
Total dividends and distributions	(0.73)	(0.22)	(2.29)	(0.39)	—	—
Redemption fees[2]	— [3]	— [3]	0.01	0.02	— [3]	— [3]
Net asset value, end of period	$16.46	$15.46	$14.39	$16.79	$16.23	$11.50
Total return[1]	11.51%[5]	9.11%	(0.82%)	5.96%	41.13%	5.50%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$58,151	$54,336	$60,053	$67,571	$82,000	$48,577
Ratio of net expenses to
average net assets	1.70%[4]	1.77%	1.75%	1.56%	1.75%	1.85%
Ratio of net investment income/(loss)
to average net assets	(0.83%)[4]	0.48%	(0.43%)	(1.06%)	(1.14%)	(0.56%)
Portfolio turnover rate	20.3%[5]	18.1%	30.1%	64.2%	33.9%	14.6%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the period

				For the
	For the Six	For the		Period From
	Months Ended	Years Ended		February 28, 2014[4]
	April 30, 2017	October 31,		to October 31,
	(Unaudited)	2016	2015	2014
Net asset value, beginning of period	$15.55	$15.39	$14.15	$15.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.05)	(0.04)	(0.01)	(0.06)
Net realized and unrealized
gain (loss) on investments	3.02	0.20	1.25	(0.79)
Total from investment operations	2.97	0.16	1.24	(0.85)
Redemption fees[2,3]	—	—	—	—
Net asset value, end of period	$18.52	$15.55	$15.39	$14.15
Total return[1]	19.02%[7]	1.04%	8.76%	(5.67%)[5]
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$6,760	$5,700	$4,612	$2,090
Ratio of net expenses
to average net assets	1.39%[6]	1.39%	1.49%[8]	1.50%[6]
Ratio of net investment loss
to average net assets	(0.57%)[6]	(0.28%)	(0.08%)	(0.67%)[6]
Ratio of expenses (prior to
reimbursement) to average net assets	2.68%[6]	3.25%	4.90%	7.15%[6]
Ratio of net investment loss
(prior to reimbursement)
to average net assets	(1.86%)[6]	(2.14%)	(3.49%)	(6.32%)[6]
Portfolio turnover rate	29.7%[7]	62.7%	76.6%	49.0%[7]

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Commencement of operations.
[5]	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.
[6]	Annualized for periods less than one year.
[7]	Not annualized for periods less than one year.
[8]	Effective October 1, 2015, the Advisor expense limit was reduced from 1.50% to 1.39%. See Note 4.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2017

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Perritt Low Priced Stock Fund commenced operations on February 28, 2014.  The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Low Priced Stock Fund’s investment objective is to invest mainly in common stocks of companies with market capitalization that are below $3 billion and traded at or below $15 per share at the time of initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund did not have any permanent book to tax adjustments for the year ended October 31, 2016. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2016 by increasing paid-in capital by $5,846, decreasing accumulated net investment loss by $139,038 and decreasing accumulated net realized gain by $144,884. The Low Priced Stock Fund has reclassified the components of its capital accounts for the year ended October 31, 2016 by decreasing accumulated net investment loss by $2,493 and increasing accumulated net realized loss by $2,493.

h.
As of and during the six months ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Operations.  During the six months ended April 30, 2017, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2013.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2017:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$24,106,604	$—	$—	$24,106,604
Consumer Staples	11,333,777	—	—	11,333,777
Energy	5,358,023	—	—	5,358,023
Financial	47,138,123	—	—	47,138,123
Health Care	18,872,371	—	—	18,872,371
Industrials	64,759,810	—	—	64,759,810
Information Technology	49,203,348	—	—	49,203,348
Materials	15,519,853	—	—	15,519,853
Real Estate Investment Trusts	6,607,300	—	—	6,607,300
Telecommunication Services	4,780,000	—	—	4,780,000
Total Common Stocks	247,679,209	—	—	247,679,209
Warrants
Financial	—	—	0	—
Total Warrants	—	—	—	—
Short Term Investments	12,410,068	—	—	12,410,068
Total Investments
in Securities	$260,089,277	$—	$—	$260,089,277

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$6,605,872	$1,509,575	$—	$8,115,447
Consumer Staples	339,200	241,000	—	580,200
Energy	2,902,790	—	—	2,902,790
Financial	4,920,623	—	—	4,920,623
Health Care	8,239,630	—	—	8,239,630
Industrials	11,776,213	522,808	—	12,299,021
Information Technology	16,698,756	—	—	16,698,756
Materials	1,708,800	—	—	1,708,800
Real Estate Investment Trusts	744,000	—	—	744,000
Total Common Stocks	53,935,884	2,273,383	—	56,209,267
Warrants
Industrials	80,000	—	—	80,000
Information Technology	—	0	—	—
Health Care	31,000	—	—	31,000
Total Warrants	111,000	—	—	111,000
Short Term Investments	1,555,883	—	—	1,555,883
Total Investments
in Securities	$55,602,767	$2,273,383	$—	$57,876,150

Perritt Low Priced Stock Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$857,244	$—	$—	$857,244
Consumer Staples	93,136	—	—	93,136
Energy	65,400	—	—	65,400
Financial	775,162	—	—	775,162
Health Care	1,095,355	—	—	1,095,355
Industrials	1,586,807	—	—	1,586,807
Information Technology	1,597,695	—	—	1,597,695
Materials	239,386	—	—	239,386
Real Estate Investment Trusts	71,885	—	—	71,885
Utilities	73,086	—	—	73,086
Total Common Stocks	6,455,156	—	—	6,455,156
Short Term Investments	223,455	—	—	223,455
Total Investments
in Securities	$6,678,611	$—	$—	$6,678,611

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

	MicroCap	Ultra MicroCap
	Fund	Fund
Transfers into Level 1	$2,849,000	$1,298,612
Transfers out of Level 1	—	(1,750,575)
Net Transfers into/(out of) Level 1	$2,849,000	$(451,963)
Transfers into Level 2	$—	$1,750,575
Transfers out of Level 2	(2,849,000)	(1,298,612)
Net Transfers into/(out of) Level 2	$(2,849,000)	$451,963

There were no transfers into or out of Levels 1 or 2 during the six months ended April 30, 2017 for Low Priced Stock Fund.

The securities transferred from Level 1 to Level 2 were transferred due to those securities not trading on the last day of the reporting period.

The securities transferred from Level 2 to Level 1 were due to an increase of observable market data from an increase in market activity.

At the beginning and during the six months ended April 30, 2017, the MicroCap Fund, the Ultra MicroCap Fund, and the Low Priced Stock Fund did not hold any Level 3 securities.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of each Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At April 30, 2017, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had fees due to the Advisor of $211,336, $60,995 and $640, respectively. For the six months ended April 30, 2017, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $1,353,820, $368,192 and $32,055, respectively.

With regards to the Low Priced Stock Fund, the Advisor has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.39% of the average daily net assets.  This arrangement cannot be terminated prior to February 28, 2018 without the consent of the Board of Directors.  The Advisor is permitted to recapture amounts waived and/or reimbursed within three years after the fiscal year in which the Advisor earned the fee or incurred the expense if the total annual operating

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

expenses have fallen to a level below the limit described above.  Additionally, the Advisor has voluntarily waived any salaries and fees of all officers and directors of the Low Priced Stock Fund during the year.  The salaries and fees waived by the Advisor for the six months ended April 30, 2017 were $8,625 and are not eligible for recapture.  Voluntary expense waivers may be discontinued at any time.

For the six months ended April 30, 2017, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $32,820 which is eligible for recapture through October 31, 2020.  $81,819 is eligible for recapture through October 31, 2019.  $87,508 is eligible for recapture through October 31, 2018.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided.  The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount.  In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable.  Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account.  These amounts are included within shareholder servicing fees on the Statements of Operations.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2017, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$18,737,582	$—	$60,767,317
Ultra MicroCap Fund	$—	$11,396,133	$—	$12,756,572
Low Priced Stock Fund	$—	$1,876,016	$—	$1,807,112

6.	Federal Income Tax Matters

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Cost of investments for tax purposes	$195,611,218	$45,655,023	$5,477,879
Gross tax unrealized appreciation	81,194,150	14,398,915	564,466
Gross tax unrealized depreciation	(14,163,852)	(5,895,733)	(298,532)
Net unrealized appreciation
on investments	67,030,298	8,503,182	265,934
Distributable ordinary income	803,439	75,493	—
Distributable long-term capital gains	24,787,164	2,511,590	—
Total distributable earnings	25,590,603	2,587,083	—
Other accumulated losses	—	—	(144,105)
Total accumulated earnings	$92,620,901	$11,090,265	$121,829

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2016, the Low Priced Stock Fund deferred, on a tax basis, post-October and late year ordinary losses of $12,968.

The tax composition of distributions paid during the periods ended October 31, 2016 and 2015 were as follows:

	Ordinary Income		Long-term Capital Gains
	2016	2015	2016	2015
MicroCap Fund	$—	$—	$6,027,092	$31,028,153
Ultra MicroCap Fund	—	—	866,370	9,199,946
Low Priced Stock Fund	—	—	—	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2016.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

On November 18, 2016, the MicroCap Fund paid short-term capital gains distributions of $0.02051 per share, and the Ultra MicroCap paid short-term capital gains distributions of $0.02136 per share. In addition, the MicroCap Fund paid long-term capital gains distributions of $3.26969 per share, and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.71032 per share. The Low Priced Stock Fund did not have a distribution.

As of October 31, 2016, the Low Priced Stock Fund had short-term capital losses of $131,137, which have no expiration date.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At April 30, 2017, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $3,790,000 and $462,000, which accounted for 1.46% and 0.79%, respectively, of each Fund’s net assets.  These restricted securities are deemed to be liquid with the exception of Mobivity Holdings Corp. warrants held by Ultra MicroCap Fund.  The Mobivity Holdings Corp. warrants are considered to be illiquid.  During the six months ended April 30, 2017, the Low Priced Stock Fund did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 11, 2017, under which the MicroCap Fund may borrow up to $18,000,000 and the Ultra MicroCap Fund may borrow up to $6,000,000, subject to certain restrictions and covenants.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. During the six months ended April 30, 2017, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit.  As of April 30, 2017, the Low Priced Stock Fund does not have a line of credit arrangement.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

The following issuer was affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2016 through April 30, 2017.  No issuers were affiliated with the MicroCap Opportunities Fund and the Low Priced Stock Fund during the six months ended April 30, 2017.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt Ultra MicroCap Fund

	Share Balance At			Share Balance At	Dividend	Value At
Issuer Name	November 1, 2016	Additions	Reductions	April 30, 2017	Income	April 30, 2017
Dynatronics
Corp.	68,356	101,644	—	170,000	$—	$501,500
Hooper
Holmes, Inc.[1]	213,334	284,667	—	498,001	$—	$373,003
Sigma Labs, Inc.[1]	—	140,000	—	140,000	$—	$418,600
					$—	$1,293,103

[1]	Issuer was not an affiliate as of April 30, 2017.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors.  The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the six months ended April 30, 2017, the MicroCap Fund and Ultra MicroCap Fund engaged in one purchase and sale of a security pursuant to Rule 17a-7 of the Investment Company Act of 1940. The Low Priced Stock Fund did not engage in any 17a-7 transactions.

12.	Subsequent Events

Management has performed an evaluation of subsequent events through the date the financial statements were issued.

On June 21, 2017, Perritt MicroCap Opportunities Fund paid an ordinary income distribution in the amount of $614,595 or $0.089 per share.

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2017

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 – April 30, 2017).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  There is a $25 IRA distribution and transfer out fee, unless set up automatically.  Please see IRA Account Agreement for additional fees related to IRA accounts.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2017

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/16	4/30/17	11/1/16 – 4/30/17[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$1,155.40	$6.52
Perritt Ultra MicroCap Fund	$1,000.00	$1,115.10	$8.92
Perritt Low Priced Stock Fund	$1,000.00	$1,190.20	$7.55

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,018.74	$6.11
Perritt Ultra MicroCap Fund	$1,000.00	$1,016.36	$8.50
Perritt Low Priced Stock Fund	$1,000.00	$1,017.90	$6.95

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for the MicroCap Opportunities Fund, 1.70% for the Ultra MicroCap Fund and 1.39% for the Low Priced Stock Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 2, 2016, the Board of Directors of Perritt Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund, and the Perritt Low Priced Stock Fund (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”).  As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities.  They then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is research intensive, and discussed staffing at the Advisor.  The Directors concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor, concluding that the personnel have significant experience managing investment securities and devote the bulk of their time and attention to the Funds.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  They concluded that they are satisfied with the performance of the service providers, and with the Advisor’s oversight of the service providers.

Overall, the Directors believe that the Advisor provides high quality services to the Funds, and they determined that their overall confidence in the Advisor is high.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer universes for purposes of the materials.

The Directors discussed the comparison of the Funds to the peer universes, and noted that the above median total expenses for the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund are driven by those Funds’ low level of assets under management, which caused certain non-management expenses to be above average for their peer groups.

The Directors discussed the Low Priced Stock Fund and the fee waiver arrangements related to the Fund.  Specifically, they noted that the Advisor has contractually agreed, on a voluntary basis, to waive fees and/or reimburse operating expenses so that total annual operating expenses do not exceed 1.39%.  This expense limitation cannot be terminated

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

prior to February 28, 2018 without the Board of Directors’ consent.

Following their review, the Directors concluded that the expense ratios of the Funds were within the range of comparable mutual funds, and that the Funds’ fees are reasonable given the asset sizes of the Funds.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds.  The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.

The Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts.  Based on this determination, the Directors believe that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors reviewed the Advisor’s quality of investment management, and management history, concluding that the Advisor is taking the steps necessary to address Fund performance.  They noted that the performance of the Funds equaled or exceeded the performance the peer group median, concluding that this is a favorable result, particularly in the existing market environment.  The Directors determined that it is their expectation that the Advisor’s discipline will lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

The Directors noted that at each quarterly meeting, the Directors review reports regarding the investment performance of the Funds.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Directors believe that the Advisor manages the Funds in a manner that is materially consistent with their stated investment objective and style.

Costs and Profitability

The Directors considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  The Directors also considered the Funds overall expense ratios compared to peer group funds, concluding that the Funds’ expense ratios and investment advisory fees are fair and within the range of industry averages.

The Directors discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability.  The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  They also noted that the Advisor has entered into a fee waiver arrangement with the Low Priced Stock Fund, to help ensure that reasonable fee levels are maintained.

Given the size of the Funds, the Directors determined that the Funds have not recognized economies of scale, concluding that the current fees are appropriate at foreseeable asset levels.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee).  The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI) or visit www.perrittcap.com.  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Age: 54		successor	Estate Broker in the State	MicroCap
	Portfolios in	elected; 20 years,	of Montana. She has been	Opportunities
	Fund Complex	Perritt MicroCap	a partner and a principal	Fund, Inc.
	Overseen: 3	Opportunities	owner of a real estate sales
		Fund; 12 years,	company, Bozeman Broker
		Perritt Ultra	Group, since April 2004.
		MicroCap Fund;	She has been licensed
		and since	in the state of Montana
		inception,	since 1995.
Perritt Low Priced
Stock Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Age: 59		successor	with the law firm of Fergeson,	MicroCap
	Portfolios in	elected; 27 years,	Skipper, et. al. in Sarasota,	Opportunities
	Fund Complex	Perritt MicroCap	Florida and has been	Fund, Inc.
	Overseen: 3	Opportunities	employed with such firm
		Fund; 12 years,	since April 1989.
Perritt Ultra
MicroCap Fund;
and since
inception,
Perritt Low Priced
Stock Fund

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	Perritt
Age: 51		as President;	President of the Perritt	MicroCap
	Portfolios in	As Director,	MicroCap Opportunities	Opportunities
	Fund Complex	indefinite until	Fund since November	Fund, Inc.
	Overseen: 3	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		16 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund; 11 years	1997 until October 5, 2010.
		as President of	Mr. Corbett began his
		Perritt Ultra	tenure with Perritt Capital
		MicroCap Fund;	Management in 1990 as a
		and since	research analyst. He assumed
		inception,	portfolio management
		Perritt Low Priced	responsibilities in 1996
		Stock Fund	and now serves as portfolio
manager for both funds.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 54	and Treasurer	3 years	President and Treasurer of the
Funds and Chief Financial
Officer of the Advisor since
February 2012. He has over
25 years experience in corporate
accounting, finance, administration,
planning and business development.
His previous experience includes
tenures at Ernst and Young and
CenturyLink Communications.
Lynn E.
Burmeister	Vice President,	One-year term	Mrs. Burmeister has been the	N/A
Age: 57	Chief	5 years	Chief Compliance Officer
	Compliance		since May 1, 2010, and
	Officer and		oversees all compliance
	Secretary		matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund,
the Perritt Ultra MicroCap Fund and/or
the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date     6/28/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Michael J. Corbett
Michael J. Corbett, President

Date     6/28/17

By (Signature and Title)*   /s/ Mark J. Buh
Mark J. Buh, Treasurer/Principal Financial Officer

Date     6/28/17

* Print the name and title of each signing officer under his or her signature.